Exhibit 32.1

CERTIFICATION

I, Igor Gorodnitsky, President and Director of Cavitation Technologies, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

The Annual Report on Form 10K-A of the Company for the year ended June 30, 2016 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m); and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 9, 2016	/s/ IGOR GORODNITSKY
Name: Igor Gorodnitsky Title: President and Director

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.